UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) July 14, 2008
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))



ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 14, 2008, the Company refinanced a real estate note payable that is collateralized by two of the Company's distribution facilities (Bismarck, ND and Quincy, IL). The note payable was originally due in April 2009 and had a balance of approximately $5.6 million at June 2008. The terms of the new note payable include a fixed interest rate of 6.8% with monthly principal and interest installments of $58,303 due through June 2013. The remaining principal is due at maturity in June 2013.

On July 17, 2008, the Company amended and executed an early renewal of its $55.0 million credit agreement with Bank of America (the "Facility"), which originally was scheduled to mature in April 2009. The significant changes to the Facility agreement include:

   - The Facility bears interest at either the bank's prime rate or at a LIBOR based rate depending on the election made by the Company.

   - The Facility matures on June 30, 2011.

   - The Facility provides for an additional $5.0 million of credit available for inventory purchases. These advances bear interest at the bank's prime rate plus one-quarter of one percent (1/4%) per annum and are payable within 45 days of each advance.

   - The Facility includes a prepayment penalty equal to one percent (1%) of the prepayment loan limit of $55.0 million if prepayment occurs on or before June 30, 2009 and one-half of one percent (1/2%) if prepayment occurs subsequent to June 30, 2009 but on or before June 30, 2010.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 18, 2008, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the third fiscal quarter ended June 30, 2008. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated July 18, 2008, issued by AMCON Distributing Company announcing financial results for the third fiscal quarter ended June 30, 2008



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: July 18, 2008            By:       Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer











































                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS FULLY DILUTED EARNINGS PER SHARE FOR THE QUARTER ENDED JUNE 30, 2008

                             NEWS RELEASE

Chicago, IL, July 18, 2008 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per share of $1.63 for the third fiscal quarter ended June 30, 2008.

"This quarter's performance was exceptional when all the external factors are taken into consideration. We experienced catastrophic floods in our market, all time record fuel prices and an overall declining economy. Despite this adverse background, our team was able to turn in another strong performance. Our corporate focus on delivering superior service to our customers continues to differentiate AMCON and as a result we were able to gain new customers in our wholesale segment and continue to show leadership in retail," said
Christopher Atayan,   AMCON's Chairman and Chief Executive Officer.   "We
emphasize fundamentals and that is why we can adapt in difficult conditions. Our banks recognized this and renewed our credit facility one year early."

AMCON reported revenues of $213.6 million in its Wholesale Distribution business and operating income before depreciation and amortization of $3.5 million in the third fiscal quarter. AMCON's Retail Health Food business reported revenues of $9.8 million and operating income before depreciation and amortization of $0.9 million.

Kathleen Evans, President of AMCON's Wholesale Distribution business commented, "Our managers worked diligently to make sure our customer base in the flood impacted areas experienced minimal disruptions. Clearly the fuel environment is challenging for us, our customers and their retail consumers. We are working closely with our vendors and customers to create value added propositions that we believe enable the consumer to stretch their budget and enhance loyalty."

Eric Hinkefent, President of AMCON's Retail Health Food business commented, "The market for natural products continues to be strong. We are committed to investing in our stores to maintain our position as the quality leader. We were especially pleased with the reintroduction of our website at our Akins subsidiary www.akins.com."

Income from continuing operations before income taxes was $1.5 million for the third fiscal quarter ended June 30, 2008 compared to $1.6 million in the comparable period in the prior year. The litigation matters that were resolved in the prior fiscal year have reduced our professional and legal costs during the period with significantly higher fuel costs partially offsetting that decrease. Additionally, interest expense decreased during the period because of lower borrowings and interest rates.

 "We are aggressively managing expenses in this tough environment," commented
Andrew Plummer AMCON's Chief Financial Officer.   "We are especially pleased
to announce that we were able to renew our credit facility one year early and extend it for another three years. This is a testament to our conservative financial posture given the tight credit markets. There is a direct correlation between our liquidity and our ability to develop opportunities for our customers."

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company's Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964
































                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                  June 30, 2008 and September 30, 2007
----------------------------------------------------------------------------------------------------
                                                                       June 2008         September
                                                                      (Unaudited)           2007
                                                                     ------------       ------------
ASSETS
Current assets:
  Cash                                                               $    646,696       $    717,554
  Accounts receivable, less allowance for doubtful
    accounts of $0.5 million and $0.3 million, respectively            25,537,979         27,848,938
  Inventories, net                                                     37,730,061         29,738,727
  Deferred income taxes                                                 1,588,880          1,446,389
  Current assets of discontinued operations                                 3,485             18,897
  Prepaid and other current assets                                      4,261,048          5,935,208
                                                                     ------------       ------------
     Total current assets                                              69,768,149         65,705,713

Property and equipment, net                                            11,080,791         11,190,768
Goodwill                                                                5,848,808          5,848,808
Other intangible assets, net                                            3,373,269          3,400,070
Deferred income taxes                                                     625,261          2,768,043
Non-current assets of discontinued operations                           2,057,033          2,057,033
Other assets                                                            1,346,397          1,093,150
                                                                     ------------       ------------
                                                                     $ 94,099,708       $ 92,063,585
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $ 15,017,107       $ 15,253,562
  Accrued expenses                                                      5,176,143          5,293,923
  Accrued wages, salaries and bonuses                                   1,654,009          2,202,594
  Income taxes payable                                                    197,407            367,773
  Current liabilities of discontinued operations                        4,199,466          4,035,863
  Current maturities of credit facility                                 3,046,000          3,046,000
  Current maturities of long-term debt                                    726,548            568,024
                                                                     ------------       ------------
     Total current liabilities                                         30,016,680         30,767,739

Credit facility, less current maturities                               35,354,698         35,808,180
Long-term debt, less current maturities                                 6,794,247          7,123,453
Noncurrent liabilities of discontinued operations                       6,542,310          6,542,310

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,438,355          2,438,355
Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,857,645          1,857,645
Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,982,372          1,982,372

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    260,000 shares outstanding and issued in Series A, B and C
    referred to above                                                           -                  -
  Common stock, $.01 par value, 3,000,000 shares authorized,
    568,564 shares outstanding at June 2008 and 529,436
    shares outstanding at September 2007                                    5,686              5,295
  Additional paid-in capital                                            6,817,726          6,396,131
  Retained earnings (deficit)                                           2,289,989           (857,895)
                                                                     ------------       ------------
     Total shareholders' equity                                         9,113,401          5,543,531
                                                                     ------------       ------------
                                                                     $ 94,099,708       $ 92,063,585
                                                                     ============       ============






                                     AMCON Distributing Company and Subsidiaries
                              Condensed Consolidated Unaudited Statements of Operations
                             for the three and nine months ended June 30, 2008 and 2007
---------------------------------------------------------------------------------------------------------
                                                   For the three months           For the nine months
                                                        ended June                     ended June
                                            -----------------------------   -----------------------------
                                                 2008            2007            2008            2007
                                                           As Restated/1/                   As Restated/1/
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of $53.6
 million and $54.5 million, and $151.5
 million and $152.5 million, respectively)  $ 223,397,392   $ 220,072,350   $ 624,472,299   $ 630,615,000
Cost of sales                                 207,135,083     203,027,613     577,272,429     583,227,961
                                            -------------   -------------   -------------   -------------
Gross profit                                   16,262,309      17,044,737      47,199,870      47,387,039
                                            -------------   -------------   -------------   -------------
Selling, general and administrative expenses   12,959,518      12,950,796      37,866,602      38,401,805
Depreciation and amortization                     340,983         450,902       1,043,266       1,364,949
                                            -------------   -------------   -------------   -------------
                                               13,300,501      13,401,698      38,909,868      39,766,754
                                            -------------   -------------   -------------   -------------
Operating income                                2,961,808       3,643,039       8,290,002       7,620,285
                                            -------------   -------------   -------------   -------------
Other expense (income):
 Interest expense                                 635,523       1,176,313       2,354,883       3,682,951
 Other (income), net                              (17,958)        (81,510)        (90,437)       (144,816)
                                            -------------   -------------   -------------   -------------
                                                  617,565       1,094,803       2,264,446       3,538,135
                                            -------------   -------------   -------------   -------------
Income from continuing operations
 before income tax expense                      2,344,243       2,548,236       6,025,556       4,082,150
Income tax expense                                857,000         995,000       2,226,000       1,586,000
                                            -------------   -------------   -------------   -------------
Income from continuing operations               1,487,243       1,553,236       3,799,556       2,496,150

Discontinued operations
  Gain on disposal of discontinued
  operations, net of income tax expense
  of $0.6 million                                       -               -               -         829,090

 Loss from discontinued operations,
  net of income tax (benefit) of ($0.1)
  million and ($0.1) million, and ($0.2)
  million and ($0.3) million, respectively        (98,441)       (131,740)       (291,881)       (514,070)
                                            -------------   -------------   -------------   -------------
(Loss) income on discontinued operations          (98,441)       (131,740)       (291,881)        315,020
                                            -------------   -------------   -------------   -------------
Net income                                      1,388,802       1,421,496       3,507,675       2,811,170
Preferred stock dividend requirements            (104,386)       (104,386)       (314,306)       (313,158)
                                            -------------   -------------   -------------   -------------
Net income available to common shareholders $   1,284,416   $   1,317,110   $   3,193,369   $   2,498,012
                                            =============   =============   =============   =============
  Basic earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        2.57   $        2.75   $        6.50   $        4.14
    Discontinued operations                         (0.18)          (0.25)          (0.54)           0.60
                                            -------------   -------------   -------------   -------------
  Net basic earnings per share
   available to common shareholders         $        2.39   $        2.50   $        5.96   $        4.74
                                            =============   =============   =============   =============
  Diluted earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        1.75   $        1.80   $        4.46   $        2.91
    Discontinued operations                         (0.12)          (0.15)          (0.34)           0.37
                                            -------------   -------------   -------------   -------------
  Net diluted earnings per share
   available to common shareholders         $        1.63   $        1.65   $        4.12   $        3.28
                                            =============   =============   =============   =============
Weighted average shares outstanding:
  Basic                                           537,064         527,062         536,002         527,062
  Diluted                                         851,911         862,598         850,898         858,085



                                 AMCON Distributing Company and Subsidiaries
                           Condensed Consolidated Unaudited Statements of Cash Flows
                               for the nine months ended June 30, 2008 and 2007
---------------------------------------------------------------------------------------------------
                                                                           2008            2007
                                                                                      As restated/1/
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $  3,507,675    $  2,811,170
  Deduct: (Loss) income from discontinued operations, net of tax           (291,881)        315,020
                                                                       ------------    ------------
  Income from continuing operations                                       3,799,556       2,496,150

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                         1,016,465       1,335,149
     Amortization                                                            26,801          29,800
     (Gain) on sale of property and equipment                               (36,417)        (16,667)
     Stock based compensation                                               302,350          37,800
     Deferred income taxes                                                2,000,291       1,815,598
     Provision (benefit) for losses on doubtful accounts                    238,000         (93,192)
     Provision for losses on inventory obsolescence                         118,976         148,568

  Changes in assets and liabilities:
     Accounts receivable                                                  2,072,959       1,255,235
     Inventories                                                         (8,110,310)     (1,500,965)
     Prepaid and other current assets                                     1,674,160      (1,001,873)
     Other assets                                                          (253,247)         96,420
     Accounts payable                                                      (236,455)     (2,310,087)
     Accrued expenses and accrued wages, salaries and bonuses              (666,365)        563,828
     Income tax payable                                                    (170,366)        (13,220)
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations          1,776,398       2,842,544
Net cash flows from operating activities - discontinued operations         (112,866)     (1,915,011)
                                                                       ------------    ------------
Net cash flows from operating activities                                  1,663,532         927,533

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (667,268)       (345,637)
     Proceeds from sales of property and equipment                           74,821          34,275
                                                                       ------------    ------------
Net cash flows from investing activities - continuing operations           (592,447)       (311,362)
Net cash flows from investing activities - discontinued operations                -       3,965,394
                                                                       ------------    ------------
Net cash flows from investing activities                                   (592,447)      3,654,032

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net payments on bank credit agreements                                (453,482)     (2,956,248)
     Dividends on preferred stock                                          (314,306)       (313,158)
     Dividends on common stock                                              (45,485)              -
     Proceeds from exercise of stock options                                119,636               -
     Principal payments on long-term debt                                  (448,306)       (415,288)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations         (1,141,943)     (3,684,694)
Net cash flows from financing activities - discontinued operations                -        (789,874)
                                                                       ------------    ------------
Net cash flows from financing activities                                 (1,141,943)     (4,474,568)
                                                                       ------------    ------------
Net change in cash                                                          (70,858)        106,997

Cash, beginning of period                                                   717,554         481,138
                                                                       ------------    ------------
Cash, end of period                                                    $    646,696    $    588,135
                                                                       ============    ============

Supplemental disclosure of cash flow information:
 Cash paid during the period for interest                              $  2,488,101    $  3,729,280
 Cash paid during the period for income taxes                               221,076          99,050

Supplemental disclosure of non-cash information:
  Buyer's assumption of HNWC lease in connection with
  the sale of HNWC's assets - discontinued operations                             -        (225,502)
  Acquisition of equipment through capital leases                           277,624               -



/1/ As previously disclosed in the Company's Fiscal 2007 Annual Report on Form 10-K, during the fourth quarter of fiscal 2007, the Company changed its inventory valuation method from the Last-In First-Out (LIFO) method to the First-In First-Out (FIFO) method.  As required by U.S. generally accepted accounting principles, this change in accounting principle was reflected in the Company's financials statements through the retroactive application of the FIFO method and the restatement of prior fiscal periods, including the three and nine month fiscal periods ended June 30, 2007.
